FOURTH AMENDMENT TO

PRINCIPAL UNDERWRITING AGREEMENT

THIS FOURTH AMENDMENT TO THE PRINCIPAL UNDERWRITING AGREEMENT,

effective as of May 1, 2020 (the "Amendment"), is between Lincoln Variable Insurance Products Trust, a business trust organized under the laws of Delaware (the "Trust"), and Lincoln Financial Distributors, Inc. a Connecticut corporation, (the "Distributor").

WHEREAS, the Trust has contracted with the Distributor to provide distribution services to each series within the Trust pursuant to a Principal Underwriting Agreement, entered into January 1, 2012, as amended (the "Agreement");

WHEREAS, the parties have agreed to amend the Agreement and its Schedule A to amend the list of series in the Trust.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Schedule A shall be deleted and replaced in its entirety with the attached Schedule A;

2.All other terms and provisions of the Agreement not amended herein shall remain in full force and effect; and

3.This Amendment may be executed in two or more counterparts, which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

LINCOLN VARIABLE INSURANCE PRODUCTS

TRUST

By: /s/ Jayson R. Bronchetti

Name: Jayson R. Bronchetti

Title: President

LINCOLN FINANCIAL DISTRIBUTORS, INC.

By: /s/ John Kennedy

Name: John Kennedy

Title: SVP; Head of Retirement Solutions Distribution

SCHEDULE A

Fund	Effective Date

Lincoln iShares® Fixed Income Allocation Fund	February 1, 2017
Lincoln iShares® Global Growth Allocation Fund	February 1, 2017
Lincoln iShares® U.S. Moderate Allocation Fund	February 1, 2017
LVIP American Balanced Allocation Fund	July 30, 2010
LVIP American Century Select Mid Cap Managed Volatility Fund	January 2, 2014
LVIP American Global Balanced Allocation Managed Risk Fund	March 1, 2012
LVIP American Global Growth Allocation Managed Risk Fund	March 1, 2012
LVIP American Global Growth Fund	April 30, 2010
LVIP American Global Small Capitalization Fund	April 30, 2010
LVIP American Growth Fund	April 30, 2010
LVIP American Growth Allocation Fund	July 30, 2010
LVIP American Growth-Income Fund	April 30, 2010
LVIP American International Fund	April 30, 2010
LVIP American Income Allocation Fund	July 30, 2010
LVIP American Preservation Fund	August 27, 2012
LVIP Baron Growth Opportunities Fund	January 1, 2008
LVIP BlackRock Advantage Allocation Fund	May 1, 2009
LVIP BlackRock Dividend Value Managed Volatility Fund	October 1, 2009
LVIP BlackRock Global Allocation Fund	April 26, 2019
LVIP BlackRock Global Allocation Managed Risk Fund	April 30, 2013
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	May 1, 2016
LVIP BlackRock Global Real Estate Fund	January 1, 2008
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	May 1, 2016
LVIP BlackRock Inflation Protected Bond Fund	April 30, 2010
LVIP Blended Large Cap Growth Managed Volatility Fund	January 1, 2008
LVIP Blended Mid Cap Managed Volatility Fund	January 1, 2008
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	January 2, 2014
LVIP Delaware Bond Fund	January 1, 2008
LVIP Delaware Diversified Floating Rate Fund	April 30, 2010
LVIP Delaware Mid Cap Value Fund	January 1, 2008
LVIP Delaware Social Awareness Fund	January 1, 2008
LVIP Delaware Wealth Builder Fund	May 1, 2009
LVIP Dimensional International Core Equity Fund	May 1, 2015
LVIP Dimensional International Equity Managed Volatility Fund	April 29, 2011

Fund	Effective Date

LVIP Dimensional U.S. Core Equity 1 Fund	January 1, 2008
LVIP Dimensional U.S. Core Equity 2 Fund	May 1, 2015
LVIP Dimensional U.S. Equity Managed Volatility Fund	April 29, 2011
LVIP Dimensional/Vanguard Total Bond Fund	April 29, 2011
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility	April 30, 2013
Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund	January 1, 2008
LVIP Franklin Templeton Multi-Asset Opportunities Fund	May 1, 2014
LVIP Global Income Fund	May 1, 2009
LVIP Global Aggressive Growth Allocation Managed Risk Fund	November 1, 2018
LVIP Global Conservative Allocation Managed Risk Fund	January 1, 2008
LVIP Global Growth Allocation Managed Risk Fund	January 1, 2008
LVIP Global Moderate Allocation Managed Risk Fund	January 1, 2008
LVIP Government Money Market Fund	January 1, 2008
LVIP Invesco Select Equity Income Managed Volatility Fund	January 2, 2014
LVIP JPMorgan High Yield Fund	April 30, 2010
LVIP JPMorgan Retirement Income Fund	May 1, 2009
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	January 1, 2008
LVIP Loomis Sayles Global Growth Fund	May 1, 2018
LVIP MFS International Equity Managed Volatility Fund	April 30, 2013
LVIP MFS International Growth Fund	January 1, 2008
LVIP MFS Value Fund	January 1, 2008
LVIP Mondrian International Value Fund	January 1, 2008
LVIP Multi-Manager Global Equity Managed Volatility Fund	May 1, 2014
LVIP PIMCO Low Duration Bond Fund	May 1, 2014
LVIP SSGA Bond Index Fund	January 1, 2008
LVIP SSGA Conservative Index Allocation Fund	July 30, 2010
LVIP SSGA Conservative Structured Allocation Fund	July 30, 2010
LVIP SSGA Developed International 150 Fund	January 1, 2008
LVIP SSGA Emerging Markets 100 Fund	January 1, 2008
LVIP SSGA Emerging Markets Equity Index Fund	November 1, 2018
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	July 30, 2010
LVIP SSGA International Index Fund	January 1, 2008
LVIP SSGA International Managed Volatility Fund	January 2, 2014
LVIP SSGA Large Cap 100 Fund	January 1, 2008

Fund	Effective Date

LVIP SSGA Large Cap Managed Volatility Fund	April 30, 2013
LVIP SSGA Mid-Cap Index Fund	August 29, 2014
LVIP SSGA Moderate Index Allocation Fund	July 30, 2010
LVIP SSGA Moderate Structured Allocation Fund	July 30, 2010
LVIP SSGA Moderately Aggressive Index Allocation Fund	July 30, 2010
LVIP SSGA Moderately Aggressive Structured Allocation Fund	July 30, 2010
LVIP SSGA S&P 500 Index Fund	January 1, 2008
LVIP SSGA Short-Term Bond Index Fund	May 1, 2018
LVIP SSGA Small-Cap Index Fund	January 1, 2008
LVIP SSGA SMID Cap Managed Volatility Fund	April 30, 2014
LVIP SSGA Small-Mid Cap 200 Fund	January 1, 2008
LVIP T. Rowe Price Growth Stock Fund	January 1, 2008
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	January 1, 2008
LVIP T. Rowe Price 2010 Fund	January 1, 2008
LVIP T. Rowe Price 2020 Fund	January 1, 2008
LVIP T. Rowe Price 2030 Fund	January 1, 2008
LVIP T. Rowe Price 2040 Fund	January 1, 2008
LVIP T. Rowe Price 2050 Fund	April 29, 2011
LVIP T. Rowe Price 2060 Fund	May 1, 2020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	November 1, 2018
LVIP U.S. Growth Allocation Managed Risk Fund	May 1, 2015
LVIP Vanguard Domestic Equity ETF Fund	April 29, 2011
LVIP Vanguard International Equity ETF Fund	April 29, 2011
LVIP Wellington Capital Growth Fund	January 1, 2008
LVIP Wellington Mid-Cap Value Fund	January 1, 2008
LVIP Western Asset Core Bond Fund	July 1, 2016